UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

Emerald Expositions Events, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 7.01.	Regulation FD.

On December 6, 2018, Emerald Expositions Events, Inc.’s (“Emerald” or the “Company”) Interbike brand issued a press release to the cycling industry announcing that the Company has decided to cancel and not stage the Interbike trade show in 2019.  Instead, the Company will research alternative plans for 2020 and beyond, including the opportunity to launch events featuring bicycling and bike-related components within or alongside its various successful, multi-sport trade show franchises.

The press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Emerald Expositions Events, Inc.’s Interbike brand, dated December 6, 2018, announcing the cancellation of the 2019 Interbike trade show.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2018		EMERALD EXPOSITIONS EVENTS, INC.

	By:	/s/ David Gosling
David Gosling
Senior Vice President, General Counsel and Secretary